UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

PSYCHEMEDICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13738	58-1701987
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5220 Spring Valley Road, Suite 230, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(800) 527-7424

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock. $0.005 par value	PMD	The Nasdaq Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Information required by Item 304(a)(1) of Regulation S-K.

(i)	On June 6, 2024 the Audit Committee of Psychemedics Corporation (the “Company”) dismissed BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm.

(ii)	The audit reports of BDO on the financial statements of the Company for the fiscal years ended December 31, 2023 and December 31, 2022, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2024 through June 6, 2024, (i) there were no disagreements between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b)	Information required by Item 304(a)(2) of Regulation S-K.

(i)	On June 12, 2024 the Audit Committee of the Company engaged Whitley Penn LLP as the Company’s independent registered public accounting firm.

(iv)	During Psychemedics Corporation’s fiscal years ended December 31, 2022 and 2023 and the subsequent interim period through June 12, 2024, the Company did not consult with Whitley Penn LLP with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

(c)	Information required by Item 304(a)(3) of Regulation S-K.

The Company has provided BDO with a copy of the foregoing statements and has requested and received from BDO a copy of the letter addressed to the Securities and Exchange Commission stating that BDO agrees with the above statements. A copy of the letter from BDO is attached as Exhibit 16 to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits

EXHIBIT NO.	DESCRIPTION

16	Letter from BDO USA, P.C. to the Securities and Exchange Commission dated June 11, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION
Dated: June 12, 2024

	By:	/s/ Daniella Mehalik
Daniella Mehalik,
Vice President of Finance

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

16	Letter from BDO USA, P.C. to the Securities and Exchange Commission dated June 11, 2024.